EXHIBIT 10.1
                             EQUITY LINE OF CREDIT AGREEMENT
                             -------------------------------

      THIS EQUITY  LINE OF CREDIT  AGREEMENT  dated as of the 12th day of June 2001,  (the
"Agreement")  between CORNELL CAPITAL PARTNERS,  L.P., a Delaware limited  partnership and
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DUTCHESS PRIVATE EQUITIES FUND, L.P. (the "Investors") a Delaware limited  partnership and
                                           ---------
MEDIX RESOURCES INC., a corporation  organized and existing under the laws of the State of
Colorado (the "Company").
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      WHEREAS,  the parties  desire  that,  upon the terms and  subject to the  conditions contained herein, the Company shall issue and sell to the Investors,  from time to time as provided herein, and the Investors shall purchase up to Ten Million  ($10,000,000) Dollars of the Company's  common  stock,  par value $0.001 per share (the "Common  Stock"),  for a
                                                                   -------------
total purchase price of Ten Million ($10,000,000) Dollars; and

      WHEREAS,  such  investments  will  be  made  in  reliance  upon  the  provisions  of
Regulation  D  ("Regulation  D") of the  Securities  Act of  1933,  as  amended,  and  the
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regulations  promulgated  there  under  (the  "Securities  Act"),  and or upon such  other
                                               ---------------
exemption  from the  registration  requirements  of the Securities Act as may be available with respect to any or all of the investments to be made hereunder; and

      WHEREAS,  the  Cornell  Capital  Partners,  L.P.  business  affairs  are  managed by
Yorkville Advisors Management, LLC, a Delaware Corporation.

      NOW, THEREFORE, the parties hereto agree as follows:

                                        ARTICLE I
                                   Certain Definitions

      Section 1.1 "Advance" shall mean the portion of the Commitment  Amount  requested by
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the Company in the Advance Notice.

      Section 1.2 "Advance  Date"  shall mean the date  Butler  Gonzalez  LLP/First  Union
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Escrow  Account is in receipt of the funds from the Investors and Butler  Gonzalez LLP, as the  Investors  Counsel,  is in  possession  of free  trading  shares from the Company and therefore an Advance by the  Investors to the Company can be made and Butler  Gonzalez LLP can release the free trading shares to the Investors.  No Advance Date shall be later than ten  (10) Trading Days after an Advance Notice Date.

      Section 1.3  "Advance  Notice" shall mean a written notice to the Investors  setting
                    ---------------
forth the Advance  amount that the Company  requests  from the  Investors  and the Advance
Date.

      Section 1.4 "Advance  Notice Date" shall mean each date the Company  delivers to the
                   --------------------
Investors an Advance  Notice  requiring  the  Investors  to advance  funds to the Company, subject to the terms of this  Agreement.  No Advance  Notice  Date shall be less  thirteen
(13) Trading Days after the prior Advance Notice Date.

      Section 1.5 "Bid Price" shall mean, on any date,  the closing bid price (as reported
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by Bloomberg  L.P.) of the Common Stock on the Principal  Market or if the Common Stock is
not traded on a Principal Market,  the highest reported bid price for the Common Stock, as furnished by the National Association of Securities Dealers, Inc.

      Section 1.6 "Closing"  shall  mean one of the  closings  of a  purchase  and sale of
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Common Stock pursuant to Section 2.1.

      Section 1.7 "Commitment  Amount"  shall  mean  the  aggregate  amount  of up to  Ten
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Million  Dollars  ($10,000,000)  which the Investors have agreed to provide to the Company in order to purchase the Company's  Common Stock  pursuant to the terms and  conditions of this Agreement.

      Section 1.8       "Commitment  Period"  shall  mean  the  period  commencing  on the
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earlier to occur of (i) the  Effective  Date, or (ii) such earlier date as the Company and the Investors may mutually agree in writing,  and expiring on the earliest to occur of (x)
the date on which the  Investors  shall have made  payment of  Advances  pursuant  to this
Agreement in the  aggregate  amount of up to Ten Million  Dollars  ($10,000,000),  (y) the
date this  Agreement  is  terminated  pursuant to Section  2.6, or (z) the date  occurring twenty four (24)  months from the date hereof.

      Section 1.10      "Common  Stock" shall mean the Company's  common stock,  par value
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$0.001 per share.

      Section 1.11      "Condition  Satisfaction Date" shall have the meaning set forth in
                         ----------------------------
Section 7.2.

      Section 1.12      "Damages" shall mean any loss,  claim,  damage,  liability,  costs
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and expenses (including, without limitation,  reasonable attorney's fees and disbursements and costs and expenses of expert witnesses and investigation).

      Section 1.13      "Effective  Date"  shall  mean  the date on  which  the SEC  first
                         ---------------
declares  effective a Registration  Statement  registering  the resale of the  Registrable
Securities as set forth in Section 7.2(a).

      Section 1.14      "Escrow  Agreement"  shall  mean the  escrow  agreement  among the
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Company, First Union National Bank and the Investors dated the date hereof.

      Section 1.15      "Exchange Act" shall mean the Securities  Exchange Act of 1934, as
                         ------------
amended, and the rules and regulations promulgated there under.

      Section 1.16      "Material Adverse Effect" shall mean any condition,  circumstance,
                         -----------------------
or situation  that would  prohibit or otherwise  materially  interfere with the ability of the Company to enter into and perform any of its  obligations  under this Agreement or the
Registration Rights Agreement in any material respect.

      Section 1.17      "Market  Price"  shall  mean the  average  of the three (3) lowest
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daily Volume Weighted Average Prices of the Common Stock during the Pricing Period .

      Section 1.18      "Maximum  Advance  Amount"  shall  be  equal  to one  hundred  and
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seventy five percent  (175%) of the average  daily  volume of the  Company's  Common Stock over the forty (40)  Trading  Days prior to the  Advance  Notice  Date  multiplied  by the
Purchase Price.

      Section 1.19      "NASD" shall mean the National  Association of Securities Dealers,
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Inc.

      Section 1.20      "Person" shall mean an individual,  a corporation,  a partnership,
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an  association,  a trust or other  entity or  organization,  including  a  government  or political subdivision or an agency or instrumentality thereof.

      Section 1.22      "Pricing  Period"  shall  mean the  twenty  two (22)  Trading  Day
                         ---------------
period,  beginning  twenty two days(22)  Trading Days before the relevant  Advance  Notice
Date and ending on the Trading Day prior to the relevant Advance Notice Date.

      Section 1.23      "Principal  Market"  shall mean the Nasdaq  National  Market,  the
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Nasdaq  SmallCap  Market,  the  American  Stock  Exchange or the New York Stock  Exchange,
whichever is at the time the principal trading exchange or market for the Common Stock.

      Section 1.24      "Purchase  Price" shall be set at ninety one percent  (91%) of the
                         ---------------
Market Price during the Pricing Period

      Section 1.25      "Registrable  Securities"  shall mean the  shares of Common  Stock
                         -----------------------
(i) in respect of which the Registration  Statement has not been declared effective by the
SEC,  (ii) which  have not been sold under  circumstances  meeting  all of the  applicable conditions of Rule 144 (or any similar  provision  then in force) under the Securities Act
("Rule 144") or (iii) which have not been otherwise  transferred to a holder who may trade
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such shares without  restriction under the Securities Act, and the Company has delivered a new  certificate  or other  evidence  of  ownership  for such  securities  not  bearing  a restrictive legend.

      Section 1.26      "Registration   Rights  Agreement"  shall  mean  the  Registration
                         --------------------------------
Rights  Agreement  dated  the  date  hereof,  regarding  the  filing  of the  Registration
Statement for the resale of the Registrable  Securities,  entered into between the Company and the Investors.

      Section 1.27      "Registration  Statement"  shall mean a registration  statement on
                         -----------------------
Form S-1,  Form S-2,  or Form S-3 (if use of such form is then  available  to the  Company pursuant to the rules of the SEC andif not, on such other form  promulgated by the SEC for
which  the  Company  then   qualifies  and  which  counsel  for  the  Company  shall  deem appropriate,  and  which  form  shall  be  available  for the  resale  of the  Registrable
Securities  to be  registered  there  under  in  accordance  with the  provisions  of this
Agreement and the  Registration  Rights  Agreement,  and in  accordance  with the intended method of  distribution  of such  securities),  for the  registration of the resale by the
Investors of the Registrable Securities under the Securities Act.

      Section 1.28      "Regulation  D" shall have the meaning  set forth in the  recitals
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of this Agreement.

      Section 1.29      "SEC" shall mean the Securities and Exchange Commission.
                         ---

      Section 1.30      "Securities  Act" shall have the meaning set forth in the recitals
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of this Agreement.

      Section 1.31      "SEC Documents"  shall mean Annual Reports on Form 10-K or 10-KSB,
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Quarterly  Reports  on  Form  10-Q or  10-QSB,  Current  Reports  on  Form  8-K and  Proxy
Statements of the Company as supplemented  to the date hereof,  filed by the Company for a period  of at least  twelve  (12)  months  immediately  preceding  the date  hereof or the
Advance  Date,  as the case may be,  until  such  time as the  Company  no  longer  has an obligation to maintain the  effectiveness of a Registration  Statement as set forth in the
Registration Rights Agreement.

      Section 1.32      "Trading  Day" shall mean any day during  which the New York Stock
                         ------------
Exchange shall be open for business.

      Section 1.33      "Volume  Weighted  Average  Price" shall mean the volume  weighted
                         --------------------------------
average  price of the  Company's  Common  Stock as reported by  Bloomberg  L.P. on the AQR
Function.

                                        ARTICLE II
                                         Advances

      Section 2.1 Investments.
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            (a)   Advances.  Upon the terms and  conditions  set forth  herein  (including
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without  limitation the provisions of Article VII hereof),  on any Advance Notice Date the
Company  may request an Advance by the  Investors  by the  delivery of an Advance  Notice.
The number of shares of Common  Stock that the  Investors  shall  receive for each Advance shall be  determined  by dividing  the amount of the  Advance by the  Purchase  Price.  No fractional  shares shall be issued.  Fractional shares shall be rounded to the next higher whole  number of  shares.  Upon each  Advance  Notice  requested  by the  Company  Cornell
Capital  Partners,  L.P.  shall be obligated to provide  ninety percent (90%) and Dutchess
Private  Equities  Fund,  L.P.  shall be  obligated  to provide ten  percent  (10%) of the
Advance Notice amount.  In the event that Dutchess  Private  Equities Fund,  L.P. fails to provide their  percentage of the Advance  Notice amount  Cornell  Capital  Partners,  L.P.
shall obligated to provide the  corresponding  percentage that Dutchess  Private  Equities
Fund, L.P. fails to provide.  In the event Dutchess Private Equities Fund, L.P. shall fail to perform their  obligation to provide their  respective  percentage of an Advance Notice amount they shall forfeit their right on all future  Advance  Notices and Cornell  Capital
Partners,  L.P.  shall be  obligated to provide one hundred  percent  (100%) of all future
Advance  Notices for the life of this  Agreement.  Notwithstanding  the provisions  hereof the Company  shall be able to seek any and all remedies  available to it under  applicable state or federal law against any Investor  that fails to meet its  obligations  hereunder.
The aggregate  maximum  amount of all Advances  that the  Investors  shall be obligated to make under this Agreement shall not exceed the Commitment Amount.

            (b)  Notwithstanding  the  foregoing the Company shall only request an Advance if the Volume  Weighted  Average  Price of the  Company's  Common Stock on the Trading Day
prior to the Advance Notice Date is equal to or greater than the Volume  Weighted  Average
Price of the Company's Common Stock during the Pricing Period.

                  Section 2.2 Mechanics.
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            (a)   Advance Notice.  At any time during the Commitment  Period,  the Company
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may deliver an Advance  Notice to the  Investors,  subject to the  conditions set forth in
Section 2.6 and Section 7.2; provided,  however, the amount for each Advance as designated by the  Company  in the  applicable  Advance  Notice  shall not be more  than the  Maximum
Advance  Amount.  The aggregate  amount of the Advances  pursuant to this Agreement  shall not  exceed  the  Commitment  Amount,  unless  otherwise  agreed by the  Investors  in the
Investors'  sole and  absolute  discretion.  There  will be a  minimum  of  thirteen  (13)
Trading Days between each Advance Notice Date.

            (b)   Date of Delivery of Advance  Notice.  An Advance  Notice shall be deemed
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delivered  on (i)  the  Trading  Day it is  received  by  facsimile  or  otherwise  by the
Investors  if such  notice is  received  prior to 12:00  noon  Eastern  Time,  or (ii) the immediately  succeeding  Trading Day if it is received by  facsimile  or  otherwise  after
12:00 noon  Eastern  Time on a Trading  Day or at any time on a day which is not a Trading
Day.  No Advance Notice may be deemed delivered, on a day that is not a Trading Day.

      Section 2.3 Closings.  On each Advance  Date,  which shall be no later than ten (10)
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Trading  Days  after  an  Advance  Notice  Date,  (i) the  Company  shall  deliver  to the
Investors' counsel,  as defined pursuant to the Escrow Agreement,  shares of the Company's
Common Stock,  representing the amount of the Advance by the Investors pursuant to Section
2.1  herein,  registered  in the name of the  Investors  which shall be  delivered  to the
Investors,  or otherwise in  accordance  with the Escrow  Agreement and (ii) the Investors shall  deliver to the Escrow  Agent the amount of the  Advance  specified  in the  Advance
Notice by wire  transfer of  immediately  available  funds which shall be delivered to the
Company,  or otherwise in accordance with the Escrow Agreement.  In addition,  on or prior to the Advance  Date,  each of the Company and the  Investors  shall  deliver to the other through the Investors'  counsel all  documents,  instruments  and writings  required to be delivered or reasonably  requested by either of them  pursuant to this  Agreement in order to implement  and effect the  transactions  contemplated  herein.  Payment of funds to the
Company  and  delivery  of the  Company's  Common  Stock to the  Investors  shall occur in accordance  with the  conditions  set  forth  above  and  those  contained  in the  Escrow
Agreement;  provided,  however,  that to the  extent  the  Company  has not paid the fees,
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expenses,  and disbursements of the Investors'  counsel,  Yorkville  Advisors and Dutchess
Advisors Limited in accordance with Section 12.4, the amount of such fees,  expenses,  and disbursements  may be deducted by the Investors (and shall be paid to the relevant  party)
from the amount of the Advance with no reduction in the amount of shares of the  Company's
Common Stock to be delivered on such Advance Date.

       Section 2.4      Termination  of  Investment.  The  obligation  of the Investors to
                        ---------------------------
make an Advance to the Company  pursuant to this  Agreement  shall  terminate  permanently
(including  with respect to an Advance  Date that has not yet  occurred) in the event that
(i)  there  shall  occur  any  stop  order  or  suspension  of  the  effectiveness  of the
Registration  Statement  for an aggregate of thirty (30) Trading  Days,  other than due to the acts of the Investors,  during the Commitment Period, or (ii) the Company shall at any time  fail  materially  to  comply  with the  requirements  of  Section  6.2,  6.3 or 6.8;
provided,  however,  that  this  termination  provision  shall  not  apply  to any  period
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commencing upon the filing of a post-effective  amendment to such  Registration  Statement and ending upon the date on which such post effective  amendment is declared  effective by the SEC.

      Section 2.5 Agreement to Advance Funds.
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            (a)   The  Investors  agree to advance  the amount  specified  in the  Advance
Notice to the Company after the  completion of each of the  following  conditions  and the other conditions set forth in this Agreement:

            (i)   the execution and delivery by the Company,  and the  Investors,  of this
      Agreement, and the Exhibits hereto;

            (ii)  Investors'  counsel  shall  have  received  the  shares of Common  Stock applicable to the Advance;

            (iii) the Company's  Registration  Statement with respect to the resale of the
      Registrable  Securities  in  accordance  with the terms of the  Registration  Rights
      Agreement  shall  have  been  declared  effective  by the  SEC,  which  Registration
      Statement  may cover up to one hundred  thousand  (100,000)  shares of the Company's common stock to be sold by other selling shareholders;

            (iv)        the  Company  shall  have   obtained  all  material   permits  and
      qualifications  required  by any  applicable  state  for the  offer  and sale of the
      Registrable  Securities,  or shall have the  availability of exemptions  there from.
      The sale and issuance of the Registrable  Securities  shall be legally  permitted by all laws and regulations to which the Company is subject;

            (v)   the Company shall have filed with the  Commission in a timely manner all reports,  notices and other  documents  required of a "reporting  company" under the
      Exchange Act and applicable Commission regulations;

            (vi)  the fees as set forth in Section  12.4 below shall have been paid or can be withheld as provided in Section 2.3; and

(vii) the conditions set forth in Section 7.2 shall have been satisfied.

(viii)       Investors shall received an opinion letter from counsel to the Company
      (updated where  applicable) on the date hereof and updated  annually for the life of the this Agreement.

            Section 2.6  Limitation on Other  Registration  Statements.  The Company shall
                         ---------------------------------------------
not file any other  registration  statements under the 1933 Act until ninety (90) days has elapsed from the Effective Date, excluding,  however, any registration  statement covering shares  issued  upon the  exercise of  warrants  or options  existing on the date  hereof, shares issued to strategic  partners or in  connection  with a merger or  acquisition,  or shares issued in a $15,000,000  PIPE financing to be placed with both strategic  investors and long-term institutional  investors, or shares issued upon the conversion of debentures
or  promissory   notes  not  to  exceed  an  aggregate   amount  of  One  Million  Dollars
($1,000,000).

                                       ARTICLE III
            Representations, Warranties and Covenants of Investors

      Investors  hereby  represents and warrants to, and agrees with, the Company that the following are true and as of the date hereof and as of each Advance Date:

      Section 3.1 Organization and  Authorization.  Each Investor is duly  incorporated or
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organized and validly  existing in the  jurisdiction of its  incorporation or organization and has all  requisite  power and authority to purchase and hold the  securities  issuable hereunder.  The decision to invest and the  execution  and  delivery of this  Agreement by each Investors,  the  performance by each Investors of its  obligations  hereunder and the consummation  by each  Investors of the  transactions  contemplated  hereby have been duly authorized  and  requires  no  other  proceedings  on  the  part  of  the  Investors.  The undersigned have the right,  power and authority to execute and deliver this Agreement and
all  other  instruments  (  including,   without  limitations,   the  Registration  Rights
Agreement),  on behalf of the  Investors.  This  Agreement and all such other  instruments have been duly  executed and delivered by the  Investors  and,  assuming the execution and delivery hereof and thereof by the Company,  will constitute the legal,  valid and binding obligations of the Investors,  enforceable  against the Investors in accordance with their respective terms.

      Section 3.2 Evaluation of Risks.  The Investors  have such  knowledge and experience
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in financial tax and business  matters as to be capable of evaluating the merits and risks of, and  bearing the  economic  risks  entailed  by, an  investment  in the Company and of protecting  its interests in connection  with this  transaction.  They  recognize that its investment in the Company involves a high degree of risk.

      Section 3.3.      No Legal  Advice  From the  Company.  The  Investors  acknowledges
                        -----------------------------------
that they had the opportunity to review this Agreement and the  transactions  contemplated by this  Agreement  with their own legal  counsel and  investment  and tax  advisors.  The
Investors  are relying  solely on such counsel and advisors and not on any  statements  or representations  of the Company or any of its  representatives or agents for legal, tax or investment advice with respect to this investment,  the transactions  contemplated by this
Agreement or the securities laws of any jurisdiction.

      Section 3.4 Investment Purpose.  The securities are being purchased by the Investors
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for  their  own  account,  for  investment  and  without  any  view  to the  distribution, assignment  or resale to others or  fractionalization  in whole or in part in violation of the applicable  Federal and state  securities  laws. The Investors  agree not to assign or in any way transfer the Investors'  rights to the  securities or any interest  therein and acknowledges  that the Company will not  recognize  any  purported  assignment or transfer except in accordance with applicable  Federal and state  securities  laws. No other person has or  will  have a  direct  or  indirect  beneficial  interest  in the  securities.  The
Investors agree not to sell,  hypothecate or otherwise transfer the Investors'  securities unless the securities are registered  under Federal and applicable  state  securities laws or unless, in the opinion of counsel  satisfactory to the Company,  an exemption from such laws is available.

      Section 3.5  Accredited  Investors.  Investors  are  "Accredited  Investors" as that
                   ---------------------                    ---------------------
term is defined in Rule 501(a)(3) of Regulation D of the Securities Act.

      Section 3.6  Information.  Such  Investors  and their  advisors  (and  counsel),  if
                   -----------
any,  have been  furnished  with all  materials  relating to the  business,  finances  and operations  of the Company  and  information  they  deemed  material to making an informed investment  decision  including the SEC  Documents.  Such  Investors and its advisors,  if any,  have  been  afforded  the  opportunity  to ask  questions  of the  Company  and  its management.  Neither such inquiries nor any other due diligence  investigations  conducted by such Investors or its advisors,  if any, or its representatives  shall modify, amend or affect  the  Investors'  right to rely on the  Company's  representations  and  warranties contained in this Agreement.  Such Investors  understands  that its investment  involves a high degree of risk.  Such  Investors  are in a position  regarding  the  Company,  which, based upon  employment,  family  relationship or economic  bargaining  power,  enabled and enables  each  Investor to obtain  information  from the Company in order to evaluate  the merits and risks of this  investment.  Such Investors have sought such  accounting,  legal and tax advice,  as it has considered  necessary to make an informed  investment  decision with respect to this transaction.

      Section 3.7  Receipt of Documents.  Such  Investors  and their  advisors and counsel
                   --------------------
have received and read in their  entirety:  (i) this  Agreement  and the Exhibits  annexed hereto; (ii) all due diligence and other information  necessary to verify the accuracy and completeness of such representations,  warranties and covenants;  (iii) the Company's Form
10-KSB for the year ended year ended  December 31, 2000 and Form 10-Q for the period ended
March 2001;  and (v)  answers to all  questions  the  Investors  submitted  to the Company regarding an  investment in the Company;  and the Investors has relied on the  information contained therein and has not been furnished any other documents,  literature,  memorandum or prospectus.

      Section 3.8 Registration  Rights  Agreement and Escrow  Agreement.  The parties have
                  -----------------------------------------------------
entered into the Registration  Rights Agreement and the Escrow  Agreement,  each dated the date hereof.

      Section 3.9 Not an  Affiliate.  The  Investors  are not an  officers,  directors  or
                  -----------------
persons that directly,  or indirectly through one or more  intermediaries,  controls or is controlled  by, or is under  common  control  with the  Company  or any  Affiliate  of the
Company as that term is defined in Rule 405 of the  Securities  Act) of the Company).  The
Investors  agree  that they will not,  and that  they will  cause its  Affiliates  not to, engage in any short sales of or hedging transactions with respect to the Common Stock.

      Section 3.10 Continued  Validity.  Unless notified to the contrary,  the Company may
                   --------------------
assume that the representations  and warranties  contained in this Article III continue to be true  and  correct  at any  time in the  future  when the  Investors  my be  purchasing
Registrable Securities hereunder.

      Section  3.11  Disclaimer.  The  Investors  hereby  disclaim  any  interest  in  the
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Registrable  Securities held under the Escrow Agreement (the "Escrow Shares"),  including, but not  limited to,  voting  rights,  any rights to  dividends  or any other  rights of a shareholder  with respect to the Escrow  Shares until the Escrow  Shares are  delivered to the Investors pursuant to the provisions of the Escrow Agreement.

            Section  3.12 Sales  Pursuant  to  Prospectus.  In order to induce the Company
                          --------------------------------
to instruct the transfer  agent to issue  certificates  evidencing  shares of  Registrable
Securities in the name of the Investors  without the  restricted  securities  legend,  the
Investors  agree that they will not sell any  shares of  Registrable  Securities  that are free from such legend  other than  pursuant to the  prospectus  delivery  requirements  of
Section  5(b)(2)  of the  Securities  Act.  Further,  if  requested  at each  Closing  the
Investors  shall  deliver to the Company a broker's  letter  relating  to the  Registrable securities  being  delivered to  Investors  at such  Closing  stating that the sale by the
Investors was or will be made pursuant to the prospectus delivery  requirements of Section
5(b)(2)  of the  Securities  Act.  If the  Company's  obligation  to keep  the  shares  of
Registrable   Securities   registered   pursuant  to  the  Registration  Rights  Agreement
terminates  for any reason,  the Investors  shall submit the  certificates  evidencing the shares of  Registrable  Securities  that  remain in its or its agent's  possession  to the transfer  agent  for  re-issuance  with the  restrictive  securities  legend,  unless  the
Investor  delivers  to the Company an opinion of  Investor's  counsel,  acceptable  to the
Company's  counsel,  that such re-issuance is not required pursuant to Rule 144(k) or some other law or regulation.

                                        ARTICLE IV
           Representations, Warranties and Covenants of the Company

      Except as stated below or on the disclosure  schedules  attached hereto, the Company hereby  represents  and warrants to, and covenants  with, the Investors that the following are true and correct as of the date hereof.

      Section 4.1  Organization   and   Qualification.   Each  of  the   Company  and  its
                   ----------------------------------
subsidiaries is duly  incorporated or organized and validly  existing in the  jurisdiction of its  incorporation or organization and has all requisite power and authority  corporate power to own their  properties  and to carry on their  business  as now  being  conducted.
Each of the Company and its subsidiaries is duly qualified as a foreign  corporation to do business  and is in good  standing  in every  jurisdiction  in  which  the  nature  of the business  conducted by it makes such  qualification  necessary,  except to the extent that the failure to be so qualified or be in good  standing  would not have a Material  Adverse
Effect on the Company and its subsidiaries taken as a whole.

      Section 4.2. Authorization,  Enforcement,  Compliance  with Other  Instruments.  (i)
                   -----------------------------------------------------------------
The Company has the  requisite  corporate  power and  authority  to enter into and perform this  Agreement,  the  Registration  Rights  Agreement  and  any  related  agreements,  in accordance  with the terms hereof and  thereof,  (ii) the  execution  and delivery of this
Agreement,  the  Registration  Rights  Agreement,  the Escrow  Agreement  and any  related agreements  by the Company and the  consummation  by it of the  transactions  contemplated hereby and thereby,  have been duly  authorized by the Company's Board of Directors and no further  consent or  authorization  is required by the Company,  its Board of Directors or its  stockholders(  other than as may be  required  as stated in Section  7.2(g)  hereof),
(iii)  this  Agreement,  Registration  Rights  Agreement,  the  Escrow  Agreement  and any
related  agreements  have been duly  executed  and  delivered  by the  Company,  (iv) this
Agreement, the Registration Rights Agreement,  Escrow Agreement and any related agreements constitute  the valid and  binding  obligations  of the  Company  enforceable  against the
Company in accordance with their terms,  except as such  enforceability  may be limited by general  principles  of  equity  or  applicable  bankruptcy,  insolvency,  reorganization, moratorium,  liquidation  or  similar  laws  relating  to,  or  affecting  generally,  the enforcement of creditors' rights and remedies.

      Section 4.3  Capitalization.  As of the date hereof,  the  authorized  capital stock
                   --------------
of the Company  consists  of  100,000,000  shares of Common  Stock,  par value  $0.001 per share, of which  50,006,779  shares were issued and  outstanding,  and 2,500,000 shares of preferred  stock,  par value  $1.00 per  share of which 426 are  outstanding.  All of such outstanding shares have been validly issued and are fully paid and  nonassessable.  Except as disclosed  in the SEC  Documents,  no shares of Common Stock are subject to  preemptive rights or any other similar rights or any liens or  encumbrances  suffered or permitted by the Company.  Except as  disclosed  in Schedule  4.3 hereto , as of the date  hereof,  (i)
there are no  outstanding  options,  warrants,  scrip,  rights to  subscribe  to, calls or commitments of any character  whatsoever  relating to, or securities or rights convertible into,  any  shares  of  capital  stock  of the  Company  or any  of its  subsidiaries,  or contracts, commitments,  understandings or arrangements by which the Company or any of its subsidiaries  is or may become bound to issue  additional  shares of capital  stock of the
Company or any of its subsidiaries or options,  warrants,  scrip,  rights to subscribe to, calls or  commitments  of any  character  whatsoever  relating to, or securities or rights convertible  into, any shares of capital stock of the Company or any of its  subsidiaries,
(ii)  there are no  outstanding  debt  securities  and (iii)  there are no  agreements  or arrangements  under which the Company or any of its  subsidiaries is obligated to register the sale of any of their  securities  under the  Securities  Act  (except  pursuant to the
Registration  Rights  Agreement).  There  are  no  securities  or  instruments  containing anti-dilution  or similar  provisions  that will be  triggered  by this  Agreement  or any related  agreement or the  consummation of the  transactions  described herein or therein.
The Company has  furnished  to the  Investors  true and  correct  copies of the  Company's
Certificate  of  Incorporation,  as  amended  and as in  effect  on the date  hereof  (the
"Certificate  of  Incorporation"),  and the  Company's  By-laws,  as in effect on the date
-------------------------------
hereof (the "By-laws").
             -------

      Section 4.4 Lock  Up.  The  Company   shall  cause  it's   executive   officers  and
                  --------
directors  not to sell any  shares  of the  Company's  Common  Stock  during  the ten (10)
Trading Days following any Advance Notice Date.

      Section 4.5  No  Conflict.   The  execution,   delivery  and   performance  of  this
                   ------------
Agreement  by the  Company  and  the  consummation  by  the  Company  of the  transactions
contemplated   hereby  will  not  (i)  result  in  a  violation  of  the   Certificate  of
Incorporation,  any certificate of  designations  of any  outstanding  series of preferred stock of the  Company or By-laws or (ii)  conflict  with or  constitute  a default  (or an event which with notice or lapse of time or both would  become a default)  under,  or give to others any rights of  termination,  amendment,  acceleration  or  cancellation  of, any agreement,  indenture or instrument to which the Company or any of its  subsidiaries  is a party, or result in a violation of any law, rule,  regulation,  order,  judgment or decree
(including   federal  and  state  securities  laws  and  regulations  and  the  rules  and regulations  of the  Principal  Market on which the Common Stock is quoted)  applicable to the Company or any of its  subsidiaries or by which any material  property or asset of the
Company or any of its  subsidiaries  is bound or affected and which could cause a Material
Adverse  Effect.  Except as  disclosed in the SEC  Documents,  neither the Company nor its subsidiaries  is in  violation  of any term of or in  default  under  its  Certificate  of
Incorporation or By-laws or their organizational charter or by-laws,  respectively, or any material contract, agreement, mortgage,  indebtedness,  indenture,  instrument,  judgment, decree or order or any  statute,  rule or  regulation  applicable  to the  Company  or its subsidiaries.  The business of the Company and its  subsidiaries is not being conducted in violation of any material law, ordinance,  regulation of any governmental  entity.  Except as  specifically  contemplated  by this Agreement and as required under the Securities Act and any  applicable  state  securities  laws,  the  Company is not  required to obtain any consent,  authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute,  deliver or perform any of its obligations under  or  contemplated  by  this  Agreement  or  the  Registration  Rights  Agreement  in
accordance  with the terms  hereof  or  thereof.  All  consents,  authorizations,  orders, filings  and  registrations  which the  Company  is  required  to obtain  pursuant  to the preceding  sentence have been or will be obtained or effected on or prior to the Effective
Date . The Company and its  subsidiaries  are  unaware of any fact or  circumstance  which might give rise to any of the foregoing.

      Section 4.6 SEC  Documents;   Financial  Statements.  Since  January  1,  1996,  the
                  ---------------------------------------
Company has filed all reports,  schedules,  forms, statements and other documents required to be filed  by it with the SEC  under of the  Exchange  Act (all of the  foregoing  filed prior to the date hereof and all exhibits  included  therein and financial  statements and schedules  thereto and documents  incorporated  by reference  therein,  being  hereinafter referred to as the "SEC  Documents").  The Company has  delivered to the  Investors or its
                    --------------
representatives,  or made available through the SEC's website at http://www.sec.gov,  true and complete  copies of the SEC Documents.  As of their  respective  dates,  the financial statements of the Company  disclosed in the SEC  Documents  (the  "Financial  Statements")
                                                                   ---------------------
complied as to form in all material respects with applicable  accounting  requirements and the  published  rules and  regulations  of the SEC with respect  thereto.  Such  financial
statements   have  been  prepared  in  accordance  with  generally   accepted   accounting
principles,  consistently  applied,  during the  periods  involved  (except  (i) as may be otherwise  indicated in such  financial  statements or the notes  thereto,  or (ii) in the case of unaudited interim  statements,  to the extent they may exclude footnotes or may be condensed  or  summary  statements)  and  fairly  present  in all  material  respects  the financial  position  of the  Company  as of the  dates  thereof  and  the  results  of its operations  and cash flows for the periods then ended  (subject,  in the case of unaudited statements, to normal year-end audit adjustments).

      Section 4.7. 10b-5.      The SEC Documents,  when filed,  did not include any untrue
                   -----
statements  of material  fact,  nor do they omit to state any material fact required to be stated therein necessary to make the statements made, in light of the circumstances  under which they were made, not misleading.

      Section 4.8.      No Default.  Except as disclosed Section 4.4 the Company is not in
                        ----------
default in the performance or observance of any material obligation,  agreement,  covenant or  condition  contained  in any  indenture,  mortgage,  deed of trust  or other  material instrument  or agreement to which it is a party or by which it is or its property is bound and neither the  execution,  nor the delivery by the Company,  nor the  performance by the
Company of its  obligations  under this  Agreement or any of the  exhibits or  attachments hereto  will  conflict  with or result in the breach or  violation  of any of the terms or provisions  of, or  constitute  a default or result in the creation or  imposition  of any lien or charge  on any  assets or  properties  of the  Company  under its  Certificate  of
Incorporation,  By-Laws, any material indenture, mortgage, deed of trust or other material agreement  applicable  to the Company or  instrument to which the Company is a party or by which it is bound, or any statute, or any decree, judgment,  order, rules or regulation of any court or  governmental  agency or body  having  jurisdiction  over the  Company or its properties,  in each case  which  default,  lien or  charge is likely to cause a  Material
Adverse Effect on the Company's business or financial condition.

      Section 4.9 Absence of Events of Default.  Except for matters  described  in the SEC
                  ----------------------------
Documents  and/or  this  Agreement,  no Event of  Default,  as defined  in the  respective agreement to which the Company is a party,  and no event which,  with the giving of notice or the  passage of time or both,  would  become an Event of Default (as so  defined),  has occurred and is  continuing,  which would have a Material  Adverse Effect on the Company's business, properties, prospects, financial condition or results of operations.

      Section 4.10 Intellectual  Property  Rights.  The Company and its  subsidiaries  own
                   ------------------------------
or possess  adequate  rights or  licenses to use all  material  trademarks,  trade  names, service  marks,  service  mark  registrations,  service  names,  patents,  patent  rights, copyrights,  inventions, licenses, approvals,  governmental authorizations,  trade secrets and  rights  necessary  to conduct  their  respective  businesses  as now  conducted.  The
Company and its  subsidiaries do not have any knowledge of any infringement by the Company or its subsidiaries of trademark,  trade name rights, patents, patent rights,  copyrights, inventions,  licenses,  service names,  service marks,  service mark registrations,  trade secret or other similar rights of others,  and, to the knowledge of the Company,  there is no claim,  action  or  proceeding  being  made or  brought  against,  or to the  Company's knowledge,  being threatened against, the Company or its subsidiaries regarding trademark, trade name, patents, patent rights, invention,  copyright, license, service names, service marks,  service mark registrations,  trade secret or other  infringement;  and the Company and its subsidiaries  are unaware of any facts or  circumstances  which might give rise to any of the foregoing.

      Section 4.11       Employee   Relations   Neither   the   Company  nor  any  of  its
                         --------------------
subsidiaries  is involved in any labor dispute nor, to the knowledge of the Company or any of its  subsidiaries,  is any  such  dispute  threatened.  None  of the  Company's  or its subsidiaries'  employees  is a member  of a union  and the  Company  and its  subsidiaries believe that their relations with their employees are good.

      Section 4.12 Environmental  Laws.  The  Company  and  its  subsidiaries  are  (i) in
                   -------------------
compliance with any and all applicable  material  foreign,  federal,  state and local laws and regulations  relating to the protection of human health and safety, the environment or hazardous or toxic  substances or wastes,  pollutants  or  contaminants  ("Environmental
                                                                           ---------------
Laws"),  (ii) have  received all  permits,  licenses or other  approvals  required of them under applicable  Environmental Laws to conduct their respective  businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval.

      Section 4.13 Title.  Except as set forth in the SEC Documents,  the Company has good
                   -----
and marketable  title to its properties and material assets owned by it, free and clear of any pledge, lien, security interest,  encumbrance,  claim or equitable interest other than such  as are  not  material  to the  business  of  the  Company.  Any  real  property  and facilities  held under lease by the Company  and its  subsidiaries  are held by them under valid,  subsisting and enforceable  leases with such exceptions as are not material and do not interfere  with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

      Section 4.14       Insurance.   The  Company  and  each  of  its   subsidiaries  are
                         ---------
insured by insurers of recognized financial  responsibility  against such losses and risks and in such amounts as management  of the Company  believes to be prudent and customary in the  businesses  in which the  Company  and its  subsidiaries  are  engaged.  Neither  the
Company nor any such subsidiary has been refused any insurance  coverage sought or applied for and  neither the Company  nor any such  subsidiary  has any reason to believe  that it will not be able to renew  its  existing  insurance  coverage  as and when  such  coverage expires or to obtain  similar  coverage  from  similar  insurers  as may be  necessary  to continue  its  business  at a cost that  would not  materially  and  adversely  affect the condition,  financial or otherwise, or the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

     Section 4.15  Regulatory  Permits.  The  Company  and its  subsidiaries  possess  all
                   -------------------
certificates,  authorizations  and permits  issued by the  appropriate  federal,  state or foreign  regulatory  authorities  necessary to conduct their  respective  businesses,  and neither  the  Company  nor any such  subsidiary  has  received  any notice of  proceedings relating to the  revocation or  modification  of any such  certificate,  authorization  or permit.

     Section 4.16  Internal   Accounting   Controls.   The   Company   and   each  of  its
                   --------------------------------
subsidiaries  maintain a system of  internal  accounting  controls  sufficient  to provide reasonable  assurance that (i) transactions  are executed in accordance with  management's general or specific authorizations,  (ii) transactions are recorded as necessary to permit preparation  of financial  statements in conformity  with  generally  accepted  accounting principles and to maintain asset accountability,  (iii) access to assets is permitted only in accordance with  management's  general or specific  authorization and (iv) the recorded accountability  for assets is compared with the existing  assets at  reasonable  intervals and appropriate action is taken with respect to any differences.

      Section 4.17  No  Material  Adverse  Breaches,  etc.  Except as set forth in the SEC
                   --------------------------------------
Documents,  neither  the Company nor any of its  subsidiaries  is subject to any  charter, corporate or other legal restriction,  or any judgment,  decree, order, rule or regulation which in the judgment of the  Company's  officers has or is expected in the future to have a Material Adverse Effect on the business,  properties,  operations,  financial condition, results of  operations  or  prospects  of the  Company or its  subsidiaries.  Neither  the
Company  nor any of its  subsidiaries  is in breach of any  contract  or  agreement  which breach, in the judgment of the Company's  officers,  has or is expected to have a Material
Adverse Effect on the business,  properties,  operations,  financial condition, results of operations or prospects of the Company or its subsidiaries.

      Section 4.18  Absence  of  Litigation.  Except  as set  forth in the SEC  Documents,
                   ------------------------
there is no action,  suit,  proceeding,  inquiry or investigation  before or by any court, public board, government agency,  self-regulatory  organization or body pending against or affecting the Company, the Common Stock or any of the Company's  subsidiaries,  wherein an unfavorable  decision,  ruling or finding would (i) have a Material  Adverse Effect on the transactions  contemplated hereby (ii) adversely affect the validity or enforceability of, or the  authority  or  ability  of the  Company to perform  its  obligations  under,  this
Agreement  or any of the  documents  contemplated  herein,  or (iii)  except as  expressly disclosed  in the  SEC  Documents,  have  a  Material  Adverse  Effect  on  the  business, operations,  properties,  financial  condition  or results of operation of the Company and its subsidiaries taken as a whole.

      Section 4.19 Subsidiaries.  Except as  disclosed in the SEC  Documents,  the Company
                   ------------
does not  presently  own or control,  directly or  indirectly,  any  interest in any other corporation, partnership, association or other business entity.

      Section 4.20      Other  Outstanding  Securities/Financing  Restrictions.  As of the
                        ------------------------------------------------------
date  hereof,  other  than  warrants  and  options to  acquire  shares of Common  Stock as disclosed in Schedule 4.3,  there are no other  warrants and options  registered  with the
SEC, which are available for sale as unrestricted ("free trading") stock.
                                                    ------------

      Section  4.21 Tax  Status.  The  Company  and each of its  subsidiaries  has made or
                    -----------
filed all federal and state  income and all other tax  returns,  reports and  declarations required  by any  jurisdiction  to which it is subject  and (unless and only to the extent that the  Company  and each of its  subsidiaries  has set  aside on its  books  provisions reasonably  adequate  for the  payment of all unpaid  and  unreported  taxes) has paid all taxes and other  governmental  assessments and charges that are material in amount,  shown or  determined  to be due on such returns,  reports and  declarations,  except those being contested in good faith and has set aside on its books provision  reasonably  adequate for the payment of all taxes for  periods  subsequent  to the  periods to which such  returns, reports or  declarations  apply.  There are no unpaid taxes in any material amount claimed to be due by the taxing  authority  of any  jurisdiction,  and the officers of the Company know of no basis for any such claim.

      Section 4.22 Certain  Transactions.  Except as set forth in the SEC Documents,  none
                   ---------------------
of the  officers,  directors,  or  employees  of the  Company is  presently a party to any transaction  with the  Company  (other  than  for  services  as  employees,  officers  and directors),  including  any  contract,  agreement or other  arrangement  providing for the furnishing of services to or by,  providing for rental of real or personal  property to or from, or otherwise  requiring  payments to or from any officer,  director or such employee or, to the knowledge of the Company, any corporation,  partnership,  trust or other entity in which any officer,  director,  or any such employee has a substantial interest or is an officer, director, trustee or partner.

      Section 4.23 Fees  and  Rights  of First  Refusal.  Except  as set  forth in the SEC
                   ------------------------------------
Documents,  the Company is not obligated to offer the  securities  offered  hereunder on a right of first refusal basis or otherwise to any third parties including,  but not limited to, current or former shareholders of the Company, underwriters,  brokers, agents or other third parties.

      Section 4.24      Use of  Proceeds.  The Company  represents  that the net  proceeds
                        ----------------
from this offering will be used for working  capital  purposes and to reduce  indebtedness
 . However,  in no event shall the net proceeds  from this  offering be used by the Company for the  payment  (or  loaned to any such  person for the  payment)  of any  judgment,  or other liability,  incurred by any executive officer, officer, director, or employee of the
Company.

      Section 4.25      Further  Representation  and  Warranties  of the  Company.  For so
                        ---------------------------------------------------------
long as any securities  issuable hereunder held by the Investors remain  outstanding,  the
Company  acknowledges,  represents,  warrants  and  agrees  that it will use  commercially reasonable efforts to maintain the listing of its Common Stock on NASD Bulletin Board.

      Section 4.26      Opinion of  Counsel.  Investors  shall  receive an opinion  letter
                        -------------------
from  counsel to the Company  (updated  where  applicable)  on the date hereof and updated annually  for the life of the  this  Agreement  in form  substantially  acceptable  to the
Investors.

      Section 4.27      Opinion of  Counsel.  The Company  will obtain for the  Investors,
                        -------------------
at the  Company's  expense,  any and all  opinions  of  counsel  which  may be  reasonably required in order to sell the securities issuable hereunder without restriction.

      Section 4.28      Dilution.  The Company is aware and acknowledges  that issuance of
                        --------
shares of the Company's  Common Stock could cause  dilution to existing  shareholders  and could significantly increase the outstanding number of shares of Common Stock.

      Section  4.29  No  General  Solicitation.  Neither  the  Company,  nor  any  of  its
                     -------------------------
affiliates,  nor any  person  acting on its or their  behalf,  has  engaged in any form of general  solicitation or general advertising (within the meaning of Regulation D under the
Securities  Act) in  connection  with the  offer or sale of the  shares  of  Common  Stock offered hereby.

                                        ARTICLE V
                                     Indemnification

      The Investors and the Company  represent to the other the following  with respect to itself:

      Section 5.1 Indemnification.  (a) In consideration  of the Investors'  execution and
                  ---------------
delivery of this  Agreement,  and in addition to all of the  Company's  other  obligations under this Agreement,  the Company shall defend, protect,  indemnify and hold harmless the
Investors,  and  all  of  its  officers,   directors,   partners,   employees  and  agents
(including,  without  limitation,  those  retained  in  connection  with the  transactions contemplated  by this  Agreement)  (collectively,  the "Investors  Indemnitees")  from and
                                                        ----------------------
against any and all actions,  causes of action, suits, claims,  losses, costs,  penalties, fees,  liabilities  and damages,  and expenses in connection  therewith  (irrespective  of whether any such Investors  Indemnitee is a party to the action for which  indemnification hereunder is sought),  and including  reasonable  attorneys' fees and  disbursements  (the
"Indemnified  Liabilities"),  incurred by the  Investors  Indemnitees  or any of them as a
-------------------------
result of, or arising out of, or relating  to (a) any  misrepresentation  or breach of any representation  or warranty  made by the  Company in this  Agreement  or the  Registration
Rights Agreement or any other certificate,  instrument or document  contemplated hereby or thereby, (b) any breach of any covenant,  agreement or obligation of the Company contained in  this  Agreement  or  the  Registration  Rights  Agreement  or any  other  certificate, instrument or document  contemplated  hereby or thereby,  or (c) any cause of action, suit or claim brought or made against such  Investors  Indemnitee not arising out of any action or  inaction  of an  Investors  Indemnitee,  and  arising  out of or  resulting  from  the
execution,   delivery,   performance  or  enforcement  of  this  Agreement  or  any  other instrument,  document  or  agreement  executed  pursuant  hereto  by any of the  Investors
Indemnitees.  To  the  extent  that  the  foregoing  undertaking  by  the  Company  may be unenforceable  for any reason,  the Company  shall make the  maximum  contribution  to the payment and  satisfaction  of each of the  Indemnified  Liabilities,  which is permissible under applicable law.

      (b)   In  consideration  of the Company's  execution and delivery of this Agreement, and in addition to all of the  Investors'  other  obligations  under this  Agreement,  the
Investors  shall defend,  protect,  indemnify and hold harmless the Company and all of its officers, directors,  employees and agents (including,  without limitation, those retained in connection with the  transactions  contemplated by this Agreement)  (collectively,  the
"Company  Indemnitees") from and against any and all Indemnified  Liabilities  incurred by
---------------------
the Company  Indemnitees  or any of them as a result of, or arising out of, or relating to
(a)  any  misrepresentation  or  breach  of any  representation  or  warranty  made by the
Investors(s) in this Agreement,  the  Registration  Rights  Agreement or any instrument or document  contemplated hereby or thereby executed by the Investors,  (b) any breach of any covenant,  agreement or obligation of the  Investors(s)  contained in this Agreement,  the
Registration   Rights  Agreement  or  any  other   certificate,   instrument  or  document
contemplated  hereby or thereby  executed  by the  Investors,  or (c) any cause of action, suit or  claim  brought  or  made  against  such  Company  Indemnitee  based  on  material misrepresentations  or due to a material  breach by the  Investors  and  arising out of or resulting  from the execution,  delivery,  performance or enforcement of this Agreement or any  other  instrument,  document  or  agreement  executed  pursuant  hereto by any of the
Company  Indemnitees.  To the extent that the foregoing  undertaking  by the Investors may be  unenforceable  for any reason,  the Investors  shall make the maximum  contribution to the payment and satisfaction of each of the Indemnified Liabilities,  which is permissible under applicable law.

      (c )  Promptly  after  receipt by an Investors  Indemnitees  or Company  Indemnitees
                                           ----------------------     --------------------
(collectively  referred to as an  "Indemnified  Person or  Indemnified  Party") under this
Section  5 of notice of the  commencement  of any  action  or  proceeding  (including  any governmental  action  or  proceeding)  involving  a  Claim,  such  Indemnified  Person  or
Indemnified  Party  shall,  if a  Claim  in  respect  thereof  is to be made  against  any indemnifying  party  under this  Section 5,  deliver to the  indemnifying  party a written notice of the commencement  thereof,  and the  indemnifying  party shall have the right to participate  in, and, to the extent the  indemnifying  party so desires,  jointly with any other indemnifying party similarly noticed,  to assume control of the defense thereof with counsel  reasonably  satisfactory to the Indemnified  Person or the Indemnified  Party, as
the case may be; provided,  however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel  with the fees and  expenses of not more than one counsel  for  all  such  Indemnified  Person  or  Indemnified  Party  to be  paid  by  the indemnifying  party, if, in the reasonable opinion of counsel retained by the indemnifying party, the  representation by such counsel of the Indemnified  Person or Indemnified Party and the  indemnifying  party would be inappropriate  due to actual or potential  differing interests  between  such  Indemnified  Person or  Indemnified  Party and the  indemnifying party.  The  Indemnified  Party or  Indemnified  Person  shall  cooperate  fully  with the indemnifying  party in connection  with any  negotiation  or defense of any such action or claim  by the  indemnifying  party  and  shall  furnish  to  the  indemnifying  party  all information  reasonably  available to the  Indemnified  Party or Indemnified  Person which relates to such action or claim. The indemnifying  party shall keep the Indemnified  Party or  Indemnified  Person fully apprised at all times as to the status of the defense or any settlement  negotiations with respect thereto.  No indemnifying  party shall be liable for any  settlement  of any action,  claim or  proceeding  effected  without its prior written consent,  provided,  however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent.  No  indemnifying  party shall,  without the prior written consent of the Indemnified Party or Indemnified  Person,  consent to entry of any judgment or  enter  into  any  settlement  or  other  compromise  which  does  not  include  as  an unconditional  term thereof the giving by the  claimant or  plaintiff to such  Indemnified
Party or  Indemnified  Person of a release from all  liability in respect to such claim or litigation.  Following  indemnification as provided for hereunder,  the indemnifying party shall be  subrogated to all rights of the  Indemnified  Party or  Indemnified  Person with respect  to all third  parties,  firms or  corporations  relating  to the matter for which indemnification  has been made. The failure to deliver written notice to the  indemnifying party within a reasonable  time of the  commencement  of any such action shall not relieve such  indemnifying  party of any liability to the Indemnified  Person or Indemnified Party under this Section 6, except to the extent that the  indemnifying  party is  prejudiced in its ability to defend such action.

            (d)   The  indemnification  required  by  this  Section  5  shall  be  made by periodic  payments  of the  amount  thereof  during  the  course of the  investigation  or defense, as and when bills are received or Indemnified Damages are incurred.

            (e)   The indemnity  agreements  contained  herein shall be in addition to (i)
any  cause of action or  similar  right of the  Indemnified  Party or  Indemnified  Person against the indemnifying  party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

                                        ARTICLE VI
                                 Covenants of the Company

      Section 6.1 Registration  Rights.  The Company shall cause the  Registration  Rights
                  --------------------
Agreement to remain in full force and effect and the Company  shall comply in all material respects with the terms thereof.

      Section 6.2 Listing of Common Stock.  The Company shall  maintain the Common Stock's
                  -----------------------
authorization  for  listing on the  American  Stock  Exchange,  or if such  listing is not maintained,  the Company  shall  obtain the  quotation of its Common Stock on the NASD OTC
Bulletin Board.

      Section 6.3 Exchange  Act  Registration.  The Company will cause its Common Stock to
                  ---------------------------
continue to be  registered  under Section 12(g) of the Exchange Act, will file in a timely manner all reports and other  documents  required of it as a reporting  company  under the
Exchange Act and will not take any action or file any document  (whether or not  permitted by Exchange Act or the rules there under) to terminate or suspend such  registration or to terminate or suspend its reporting and filing obligations under said Exchange Act.

      Section 6.4 Transfer Agent Instructions.  Upon each  Closing  and the  effectiveness
                  ---------------------------
of the  Registration  Statement  and re-sale by the  Investors,  the Company  will deliver instructions  to its transfer  agent to issue  shares of Common Stock free of  restrictive legends.

      Section 6.5 Corporate  Existence.  The  Company  will  take all steps  necessary  to
                  --------------------
preserve and continue the corporate existence of the Company.

      Section 6.6 Notice of Certain Events Affecting Registration; Suspension of Right to
                  ------------------------------------------------------------------------
Make an Advance.  The Company  will  immediately  notify the  Investors  upon its becoming
---------------
aware of the  occurrence  of any of the  following  events in  respect  of a  registration statement or related  prospectus  relating to an offering of Registrable  Securities:  (i)
receipt of any  request  for  additional  information  by the SEC or any other  Federal or state  governmental  authority  during the  period of  effectiveness  of the  Registration
Statement  for  amendments  or  supplements  to  the  registration  statement  or  related prospectus;  (ii) the  issuance  by the SEC or any  other  Federal  or state  governmental authority of any stop order suspending the  effectiveness  of the  Registration  Statement or the initiation of any proceedings for that purpose;  (iii) receipt of any  notification with respect to the suspension of the  qualification  or exemption from  qualification  of any of the  Registrable  Securities  for sale in any  jurisdiction  or the  initiation  or threatening  of any  proceeding  for such  purpose;  (iv) the  happening of any event that makes any  statement  made in the  Registration  Statement  or related  prospectus  of any document  incorporated  or deemed to be  incorporated  therein by reference  untrue in any material  respect  or  that  requires  the  making  of any  changes  in  the  Registration
Statement,  related  prospectus  or  documents  so that,  in the case of the  Registration
Statement,  it will not contain any untrue  statement of a material  fact or omit to state any  material  fact  required to be stated  therein or  necessary  to make the  statements therein  not  misleading,  and that in the  case of the  related  prospectus,  it will not contain  any  untrue  statement  of a  material  fact or omit to state any  material  fact required to be stated  therein or necessary to make the statements  therein,  in the light of the  circumstances  under which they were made, not  misleading;  and (v) the Company's reasonable  determination  that a post-effective  amendment to the Registration  Statement would be  appropriate;  and the Company will promptly make  available to the Investors any such supplement or amendment to the related  prospectus.  The Company shall not deliver to the Investors any Advance Notice during the continuation of any of the foregoing events.

      Section 6.7 Expectations  Regarding Advance Notices.  Within ten (10) days after the
                  ---------------------------------------
commencement  of each calendar  quarter  occurring  subsequent to the  commencement of the
Commitment  Period,  the  Company  must  notify  the  Investors,  in  writing,  as to  its reasonable  expectations  as to the dollar amount it intends to raise during such calendar quarter,  if any,  through  the  issuance  of Advance  Notices.  Such  notification  shall constitute  only the  Company's  good  faith  estimate  and shall in no way  obligate  the
Company to raise such amount,  or any amount,  or  otherwise  limit its ability to deliver
Advance  Notices.  The failure by the Company to comply with this  provision  can be cured by the Company's  notifying the  Investors,  in writing,  at any time as to its reasonable expectations with respect to the current calendar quarter.

      Section 6.8 Consolidation;  Merger.  The  Company  shall not,  at any time after the
                  ----------------------
date  hereof,  effect  any  merger or  consolidation  of the  Company  with or into,  or a transfer  of all or  substantially  all the assets of the  Company  to  another  entity (a
"Consolidation  Event")  unless the  resulting  successor or acquiring  entity (if not the
Company)  assumes by written  instrument  the  obligation to deliver to the Investors such shares of stock and/or  securities  as the  Investors  is entitled to receive  pursuant to this Agreement.

      Section 6.9 Issuance  of the  Company's  Common  Stock.  The sale of the  shares  of
                  -------------------------------------------
Common  Stock  shall  be made in  accordance  with  the  provisions  and  requirements  of
Regulation D and any applicable state securities law.

                                       ARTICLE VII
                     Conditions for Advance and Conditions to Closing

      Section 7.1 Conditions  Precedent to the Obligations of the Company.  The obligation
                  --------------------------------------------------------
hereunder  of the  Company to issue and sell the shares of Common  Stock to the  Investors incident to each Closing is subject to the satisfaction,  or waiver by the Company,  at or before each such Closing, of each of the conditions set forth below.

            (a)   Accuracy  of  the  Investors'   Representation   and   Warranties.   The
                  -----------------------------------------------------------------
representations  and warranties of the Investors shall be true and correct in all material respects.

            (b)   Performance  by the  Investors.  The  Investors  shall  have  performed,
                  ------------------------------
satisfied  and complied in all respects  with all  covenants,  agreements  and  conditions required  by this  Agreement  and  the  Registration  Rights  Agreement  to be  performed, satisfied or complied with by the Investors at or prior to such Closing.

      Section 7.2 Conditions  Precedent to the Right of the Company to Deliver an Advance
                  ------------------------------------------------------------------------
Notice and the Obligation of the Investors to Purchase  Shares of Common Stock.  The right
-------------------------------------------------------------------------------
of the Company to deliver an Advance Notice and the obligation of the Investors  hereunder to acquire  and pay for shares of the  Company's  Common  Stock  incident  to a Closing is subject to the  satisfaction  or waiver by the  Investors,  on (i) the date of delivery of such Advance Notice and (ii) the applicable Advance Date (each a "Condition  Satisfaction
                                                                  ------------------------
Date"), of each of the following conditions:
----

            (a)   Registration  of the Common Stock with the SEC.  The Company  shall have
                  ----------------------------------------------
filed with the SEC a Registration  Statement with respect to the resale of the Registrable
Securities in  accordance  with the terms of the  Registration  Rights  Agreement.  As set forth  in the  Registration  Rights  Agreement,  the  Registration  Statement  shall  have previously  become  effective and shall remain  effective on each  Condition  Satisfaction
Date and (i) neither the Company nor the  Investors  shall have  received  notice that the
SEC has  issued  or  intends  to  issue a stop  order  with  respect  to the  Registration
Statement or that the SEC otherwise has  suspended or withdrawn the  effectiveness  of the
Registration  Statement,  either temporarily or permanently,  or intends or has threatened to do so (unless the SEC's  concerns  have been  addressed and the Investors is reasonably satisfied that the SEC no longer is considering or intends to take such action),  and (ii)
no other  suspension  of the use or withdrawal of the  effectiveness  of the  Registration
Statement or related  prospectus shall exist.  The  Registration  Statement must have been declared effective by the SEC prior to the first Advance Notice Date.

            (b)   Authority.   The   Company   shall  have   obtained   all   permits  and
                  ---------
qualifications  required  by any  applicable  state in  accordance  with the  Registration
Rights  Agreement for the offer and sale of the shares of Common Stock,  or shall have the availability  of  exemptions  there  from.  The sale and  issuance of the shares of Common
Stock  shall be legally  permitted  by all laws and  regulations  to which the  Company is subject.

            (c)   No Fundamental  Changes.  There shall no exist any fundamental change to
                  -----------------------
the  information set forth in the  Registration  Statement which would require the Company to file a post-effective amendment to the Registration Statement.

            (d)   Performance   by  the  Company.   The  Company  shall  have   performed,
                  ------------------------------
satisfied  and  complied in all  material  respects  with all  covenants,  agreements  and conditions  required  by  this  Agreement  and the  Registration  Rights  Agreement  to be
performed,  satisfied  or  complied  with by the  Company  at or prior  to each  Condition
Satisfaction Date.

            (e)   No Injunction.  No statute, rule,  regulation,  executive order, decree,
                  -------------
ruling or injunction  shall have been  enacted,  entered,  promulgated  or endorsed by any court or governmental  authority of competent  jurisdiction that prohibits or directly and adversely  affects  any  of  the  transactions  contemplated  by  this  Agreement,  and no proceeding  shall have been commenced that may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement.

             (f)  No Suspension  of Trading in or Delisting of Common  Stock.  The trading
                  ----------------------------------------------------------
of the Common  Stock is not  suspended by the SEC or the  Principal  Market (if the Common
Stock is traded on a Principal  Market) or by the NASD OTC  Bulletin  Board (if the Common
Stock is traded on the  over-the-counter  market.  The Company shall not have received any notice  threatening the continued  listing of the Common Stock on the Principal Market (if the Common Stock is traded on a Principal Market).

            (g) AMEX  Compliance.  The  number  of  shares of  Registrable  Securities  to
                ----------------
be  purchased  at each  Closing  shall not  exceed the number of such  shares  that,  when aggregated  with all other  shares of Common  Stock  purchased  hereunder  by the Investor would result in a violation  of Rule 713 of the American  Stock  Exchange  Company  Guide,
unless or until the shareholder  vote required by such rule has occurred and approved such purchase.  In the  event  that the  number  of  shares  of  Registrable  Securities  to be purchased at a Closing,  when aggregated with all other shares of Common Stock  purchased, shall result in the Investor  having  acquired more than permitted by such Rule 713 of all outstanding Common Stock, the respective Advance and the shares of Registrable  Securities to be purchased  shall be adjusted so that the Investor  will not have  acquired more than permitted by such Rule 713 of all outstanding  Common Stock when aggregated with all other shares of Common Stock purchased until Rule 713 has been satisfied.

            (h)   Maximum  Advance  Amount.  The amount of the  advance  requested  by the
                  ------------------------
Company does not exceed the Maximum Advance Amount.

            (i)   No  Knowledge.  The  Company has no  knowledge  of any event more likely
                  -------------
than not to have the effect of causing  such  Registration  Statement  to be  suspended or otherwise ineffective.

            (j)   Other.  On each Condition  Satisfaction  Date, the Investors  shall have
                  -----
received and been  reasonably  satisfied  with such other  certificates  and  documents as shall have been  reasonably  requested  by the  Investors  in order for the  Investors  to confirm the  Company's  satisfaction  of the  conditions  set forth in this  Section  7.2, including,  without  limitation,  a  certificate  executed by an executive  officer of the
Company  and to the  effect  that all the  conditions  to such  Closing  shall  have  been satisfied  as at the date of each  such  certificate  substantially  in the  form  annexed hereto on Schedule B.

                                       ARTICLE VIII
              Due Diligence Review; Non-Disclosure of Non-Public Information

      Section 8.1 Due  Diligence   Review.   Prior  to  the  filing  of  the  Registration
                  -----------------------
Statement the Company shall make  available for  inspection  and review by the  Investors, advisors to and  representatives  of the Investors,  any underwriter  participating in any disposition  of the  Registrable  Securities  on behalf of the  Investors  pursuant to the
Registration  Statement,  any such  registration  statement  or  amendment  or  supplement thereto or any blue sky, NASD or other filing,  all financial and other  records,  all SEC
Documents  and  other  filings  with  the  SEC,  and all  other  corporate  documents  and properties of the Company as may be  reasonably  necessary for the purpose of such review, and cause the Company's  officers,  directors and employees to supply all such information reasonably requested by the Investors or any such  representative,  advisor or underwriter in  connection  with  such  Registration  Statement  (including,  without  limitation,  in response to all  questions  and other  inquiries  reasonably  made or  submitted by any of them),  prior  to and  from  time  to time  after  the  filing  and  effectiveness  of the
Registration   Statement  for  the  sole  purpose  of  enabling  the  Investors  and  such representatives,  advisors and underwriters and their respective accountants and attorneys to conduct  initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

      Section 8.2 Non-Disclosure of Non-Public Information.
                  ----------------------------------------

            (a)   The Company shall not disclose non-public  information to the Investors, advisors  to or  representatives  of the  Investors  unless  prior to  disclosure  of such information the Company  identifies such information as being  non-public  information and provides the Investors,  such advisors and representatives  with the opportunity to accept or refuse to accept  such  non-public  information  for  review.  The  Company  may,  as a condition to disclosing  any  non-public  information  hereunder,  require the  Investors'
advisors and representatives to enter into a confidentiality  agreement in form reasonably satisfactory to the Company and the Investors.

            (b)   Nothing  herein  shall  require  the  Company  to  disclose   non-public
information  to  the  Investors  or its  advisors  or  representatives,  and  the  Company represents  that it does not  disseminate  non-public  information  to any  Investors  who purchase  stock in the Company in a public  offering,  to money  managers or to securities analysts,  provided,  however, that notwithstanding  anything herein to the contrary,  the
Company   will,   as   hereinabove   provided,   immediately   notify  the   advisors  and
representatives of the Investors and, if any, underwriters,  of any event or the existence
of  any   circumstance   (without  any  obligation  to  disclose  the  specific  event  or circumstance) of which it becomes aware,  constituting  non-public information (whether or not requested of the Company  specifically or generally during the course of due diligence by such persons or entities),  which,  if not disclosed in the prospectus  included in the
Registration  Statement would cause such prospectus to include a material  misstatement or to omit a material  fact  required to be stated  therein in order to make the  statements, therein,  in light of the  circumstances in which they were made, not misleading.  Nothing contained  in this  Section 8.2 shall be  construed  to mean that such persons or entities other  than  the  Investors  (without  the  written  consent  of the  Investors  prior  to disclosure of such  information)  may not obtain  non-public  information in the course of conducting  due  diligence  in  accordance  with the terms of this  Agreement  and nothing herein shall  prevent any such  persons or entities  from  notifying  the Company of their opinion  that  based  on such  due  diligence  by  such  persons  or  entities,  that  the
Registration  Statement  contains an untrue statement of material fact or omits a material fact  required  to be  stated  in the  Registration  Statement  or  necessary  to make the statements  contained therein,  in light of the circumstances in which they were made, not misleading.  In connection  with its private  placements  of securities to investors,  the
Company  discloses all material  information  to such investors as required by Federal and state securities laws and regulations

                                        ARTICLE IX
                                Choice of Law/Jurisdiction

      Section 9.1  Governing Law. This Agreement  shall be governed by and  interpreted in
                   -------------
accordance  with the laws of the State of New York  without  regard to the  principles  of conflict of laws.  The parties  further agree that any action  between them shall be heard in New York City, New York,  and expressly  consent to the  jurisdiction  and venue of the
Supreme Court of New York and the United States  District Court for the Southern  District
of New York for the adjudication of any civil action asserted pursuant to this paragraph.

                                        ARTICLE X
                                 Assignment; Termination

      Section 10.1      Assignment.   Neither  this   Agreement  nor  any  rights  of  the
                        ----------
Investors  hereunder may be assigned to any other Person.

      Section 10.2      Termination.  The  obligations  of the  Investors to make Advances
                        -----------
under Article II hereof shall  terminate upon the  termination  of the Commitment  Period.
This  Agreement  shall  terminate  (6)  months  after the  termination  of the  Commitment
Period.  .

                                        ARTICLE XI
                                         Notices

      Section 11.1 Notices.  Any  notices,  consents,  waivers,  or  other  communications
                   -------
required or  permitted  to be given under the terms of this  Agreement  must be in writing and will be deemed to have been  delivered (i) upon receipt,  when  delivered  personally;
(ii) upon  receipt,  when sent by facsimile,  provided a copy is mailed by U.S.  certified mail, return receipt  requested;  (iii) three (3) days after being sent by U.S.  certified mail, return receipt  requested,  or (iv) one (1) day after deposit for overnight delivery with a nationally  recognized  overnight delivery service, in each case properly addressed to the  party  to  receive  the  same.  The  addresses  and  facsimile  numbers  for  such communications shall be:

If to the Company, to:     Medix Resources Inc.
                           305 Madison Avenue
                           Suite 2033
                           New York, NY 10165
                           Attention:  Gary L. Smith, Executive Vice
                           President and Chief Financial Officer
                           Telephone:  (212) 697-2509
                           Facsimile:  (212) 681-9817

With a copy to:            Lyle B. Stewart, Esq.
                           Lyle B. Stewart, P.C.
                           3751 S. Quebec Street
                           Denver, CO 80237
                           Telephone: (303) 267-0920
                           Facsimile:  (303) 267-0922

If to the Investors,  to its address and facsimile number on Exhibit A, with copies to the
Investors  Counsel  as set forth on Exhibit A. Each  party  shall  provide  five (5) days'
prior written notice to the other party of any change in address or facsimile number.

                                       ARTICLE XII
                                      Miscellaneous

      Section 12.1 Counterparts.   This   Agreement   may  be  executed  in  two  or  more
                   ------------
identical  counterparts,  all of which shall be considered  one and the same agreement and shall become effective when  counterparts  have been signed by each party and delivered to the other party.  In the event any signature page is delivered by facsimile  transmission, the party using such means of delivery shall cause four (4) additional  original  executed signature pages to be physically  delivered to the other party within five (5) days of the execution and delivery hereof

      Section 12.2 Entire  Agreement;  Amendments.  This  Agreement  supersedes  all other
                   ------------------------------
prior oral or written agreements between the Investors,  the Company, their affiliates and persons  acting on their behalf with  respect to the matters  discussed  herein,  and this
Agreement and the instruments  referenced  herein contain the entire  understanding of the
parties  with  respect  to  the  matters   covered  herein  and  therein  and,  except  as
specifically set forth herein or therein,  neither the Company nor any Investors makes any representation,  warranty,  covenant  or  undertaking  with  respect to such  matters.  No provision  of this  Agreement  may be waived or  amended  other than by an  instrument  in writing signed by the party to be charged with enforcement.

      Section 12.3      Reporting  Entity  for the  Common  Stock.  The  reporting  entity
                        -----------------------------------------
relied upon for the  determination  of the trading  price or trading  volume of the Common
Stock on any given  Trading Day for the  purposes of this  Agreement  shall be  Bloomberg,
L.P.  or any  successor  thereto.  The written  mutual  consent of the  Investors  and the
Company shall be required to employ any other reporting entity.

      Section 12.4      Fees  and  Expenses.  As  set  forth  in the  Consulting  Services
                        -------------------
Agreement  entered into by the Company in connection  herewith,  the Company has agreed to pay the following fees:

            (a)   Legal Fees.       Each  of the  parties  shall  pay  its  own  fees  and
                  ----------
expenses (including the fees of any attorneys,  accountants,  appraisers or others engaged by such  party)  in  connection  with this  Agreement  and the  transactions  contemplated hereby,  except upon the  execution  of this  Agreement  the  Company  will pay the sum of
Twelve  Thousand  Five  Hundred  Dollars  ($12,500)  , to the  Investor,  Cornell  Capital
Partners,  L.P.'s  counsel,  Butler  Gonzalez  LLP, for legal fees and Two  Thousand  Five
Hundred Dollars ($2,500) to the Investor  Dutchess Private Equities Fund,  L.P.'s counsel,
Joseph  LaRocca.  Subsequently  on each Advance Date, the Company will pay Butler Gonzalez
LLP the sum of Five Hundred  Dollars ($500)  Dollars for escrow fees,  which shall include the fees of First Union National Bank, as the escrow agent under the Escrow Agreement.

            (b)   Consulting  Fees.  On each Advance  Date,  directly from the gross funds
                  ----------------
held in escrow,  the Company shall pay Yorkville  Advisor's  Management,  LLC ("Yorkville
                                                                                ----------
Advisors")  an amount equal to two and thirty one one  hundredths  percent  (2.31%) of the
--------
amount of the Advance and Dutchess Advisors Limited ("Dutchess  Advisors") an amount equal
                                                      ------------------
to four and sixty nine one hundredths  percent  (4.69%) of the amount of the Advance.  The
Company  hereby agrees that if such  payment,  as is described  above,  is not made by the
Company on the Advance  Date,  such payment will be made at the direction of the Investors as  outlined  and  mandated  by  Section  2.3 of  this  Agreement.  Furthermore  upon  the effective  registration  statement  the  Company  shall  issue and  deliver  to  Yorkville
Advisors and Dutchess  Advisors , shares of the Company's  Common Stock in an amount equal to sixty  six one  hundredths  percent  (0.66%)  and one and  thirty  four one  hundredths percent  (1.34%)  respectively,  of the Commitment  Amount divided by the Volume  Weighted
Average  Price of the  Company's  Common  Stock on the date this  Agreement is executed or ninety cents ($0.90) which ever is higher (the "Initial  Shares"),  and on the one hundred
                                                ---------------
and fiftieth  (150th ) day  following an effective  registration  statement the Company or one hundred and eighty  (180) days  following  the date hereof,  which ever occurs  first, shall issue and deliver  Yorkville  Advisors and Dutchess Advisors shares of the Company's
Common Stock in an amount equal to sixty six one  hundredths  percent  (0.66%) and one and thirty four one hundredths percent (1.34%) respectively,  of the Commitment Amount divided by the Purchase Price  calculated as if an Advance Notice Date occurred on the one hundred and fiftieth (150th) or one hundred and eightieth  (180th) day  respectively,  as the case may be. (the  "Additional  Shares")  Such Initial and  Additional  Shares will have demand
               ------------------
and piggy-back registration rights.

      Section 12.5      Brokerage.  Each of the parties hereto  represents that it has had
                        ---------
no dealings in connection with this  transaction with any finder or broker who will demand payment of any fee or commission from the other party,  other than Yorkville  Advisors and
Dutchess  Advisors Limited . The Company on the one hand, and the Investors,  on the other hand,  agree to indemnify the other  against and hold the other  harmless from any and all liabilities to any person  claiming  brokerage  commissions or finder's fees on account of services  purported  to  have  been  rendered  on  behalf  of the  indemnifying  party  in connection with this Agreement or the transactions contemplated hereby.

      Section 12.6      Confidentiality.  If for any reason the transactions  contemplated
                        ---------------
by this Agreement are not consummated,  each of the parties hereto shall keep confidential any information  obtained from any other party (except  information  publicly available or in such party's  domain  prior to the date hereof,  and except as required by court order)
and shall  promptly  return to the other parties all  schedules,  documents,  instruments, work papers or other written  information  without  retaining  copies thereof,  previously furnished by it as a result of this Agreement or in connection herein.

                          [REMAINDER OF PAGE INTENIONALLY LEFT BLANK]

      IN WITNESS WHEREOF,  the parties hereto have caused this Line of Credit Agreement to be executed by the undersigned,  thereunto duly authorized, as of the date first set forth above.

                                        MEDIX RESOURCES INC.

                                        By:/s/Gary L. Smith
                                           ----------------
                                        Name: Gary L. Smith
                                        Title:      Executive Vice President
                                        Chief Financial             Official

                                        CORNELL CAPITAL PARTNERS, L.P.

                                        By: Yorkville Advisors, LLC
                                        Its:  General Partner

                                        By: /s/Mark A. Angel
                                            ----------------
                                        Name: Mark A. Angelo
                                        Title:   Fund Manager

                                        DUTCHESS PRIVATE EQUITIES FUND, L.P.

                                        By: Dutchess Capital Management, LLC
                                        Its: General Partner

                                        By: /s/Michael Novielli
                                            -------------------
                                        Name: Michael Novielli
                                        Title: Managing Partner

                                    EXHIBIT A

                                  SCHEDULE OF INVESTORS
                                  ---------------------

Cornell Capital Partners, L.P.           Duchess Private Equities Fund, L.P.
c/o Yorkville Advisors, LLC              c/o Dutchess Captital Management, LLC
521 Fifth Avenue - 17th Floor            100 Mill Plain Road - 3rd Floor
New York, NY 10175                       Danbury, CT 06811

                                   EXHIBIT B

                     ADVANCE NOTICE/COMPLIANCE CERTIFICATE
                     -------------------------------------

                             MEDIX RESOURCES INC.

            The  undersigned,   ________________________________  hereby  certifies,  with respect to the sale of shares of Common Stock of Medix  Resources  Inc., ( the  "Company")
                                                                                 -------
issuable  in  connection  with  this  Advance  Notice  and  Compliance  Certificate  dated
___________________  (the  "Notice"),  delivered  pursuant  to the  Equity  Line of Credit
                            ------
Agreement (the "Agreement"), as follows:
                ---------

            1.    The  undersigned  is the duly  elected  Chief  Executive  Officer of the
                  Company.

            2.    There are no  fundamental  changes to the  information  set forth in the
                  Registration  Statement which would require the Company to file a post -
                  effective amendment to the Registration Statement

            3.    The Company has  performed in all material  respects all  covenants  and agreements  to be  performed  by the  Company on or prior to the Advance
                  Date  related to the Notice and has  complied in all  material  respects with all obligations and conditions contained in the Agreement.

            4.    The Advance requested is _____________________.

            The   undersigned   has   executed   this   Certificate   this   ____  day  of
-----------------.

                                          MEDIX RESOURCES INC.

                                          By:   ______________________________
                                                Name:
                                                Title:

                                      Schedule 4.3
                                      -------------
                             Equity Line of Credit Agreement
                             -------------------------------
             Among Medix Resources, Inc, Cornell Capital Partners, L.P. and
             ---------------------------------------------------------------
                 Dutchess Private Equity Fund, L.P., Dated June 12, 2001
                 -------------------------------------------------------

1.  Rights to Acquire Medix Common Stock
    ------------------------------------

Outstanding Convertible Preferred Stock.................  860,000shares

Outstanding Options..................................... 7,229,767shares

Outstanding Warrants and Other
Rights to Subscribe.....................................13,197,197shares

Convertible Debt........................................   916,667shares*
-----------
*This amount is the nominal convertible amount relating to the convertible debt outstanding(750,000 shares convertible at $1.00 and 166,667 shares convertible at
$0.90).  However, the holder of the debt may force redemption for a greater number of shares for any principal amount, which such number of Common Shares is equal to the fraction  where (i) the numerator is the dollar value of the amount of debt which the
Company is required by notice from the holder to redeem, and (ii) the denominator is eighty (80%) percent of the Volume Weighted Market Price per Common Share during the twenty (20) trading days ending on the day of the notice is given by the holder.

2.    Outstanding Debt Securities
      ---------------------------

Convertible debt in the principal amount of $900,000, bearing interest at 10.0% per annum, maturing on January 10, 2002, convertible and redeemable as indicated above.

3.   Registration Rights
     -------------------

The Company has granted registration rights to the investors in its1996, 1997 and 1999 preferred stock unit financings, to RoyCap, Inc. which has invested $2,000,000 in convertible debt and common stock in 2001 and certain warrant holders who have received warrants in litigation settlements and as compensation for services.  The Company has also registered its common stock issuable to options holders on a From S-8 that is currently effective.  Substantially all of the shares of common stock referred to in item
1 above have been registered for sale under the Securities Act of 1933, as amended and are currently covered by an effective prospectus.